FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS	FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which, from an economic perspective, hedge our interest rate exposure. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however, we do not anticipate non-performance by any of our counterparties.

We manage our debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. Historically, we hedge accounted for certain interest rate swap agreements designated for accounting purposes as cash flow hedges. Accordingly, the net gains and losses were reported in a separate component of accumulated other comprehensive income to the extent the hedges were effective. The amounts recorded in accumulated other comprehensive income were subsequently reclassified into earnings in the same period as the hedged items affected earnings. Since March 2018, we have ceased hedge accounting for any of our derivatives.

Fair values

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

The carrying value and estimated fair value of our financial instruments as of June 30, 2019 and December 31, 2018 are as follows:

		June 30, 2019		December 31, 2018
(in thousands of $)	Fair value Hierarchy	Carrying Value	Fair Value	Carrying Value	Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	62,059	62,059	96,648	96,648
Restricted cash and short-term deposits	Level 1	178,216	178,216	172,444	172,444
2015 and 2017 Norwegian Bonds (1)	Level 1	(400,000)	(402,306)	(400,000)	(396,843)
Short and long-term debt — floating (2)	Level 2	(865,569)	(865,569)	(883,100)	(883,100)
Obligation under capital lease (2)	Level 2	(118,377)	(118,377)	(119,683)	(119,683)

Derivatives:
Interest rate swaps asset (3)	Level 2	2,996	2,996	17,617	17,617
Interest rate swaps liability (3)	Level 2	(37,108)	(37,108)	(8,753)	(8,753)

(1) This pertains to the 2015 and 2017 Norwegian bonds with a carrying value of $400.0 million as of June 30, 2019 (December 31, 2018: $400.0 million), which are included under long-term debt on the balance sheet. The fair value of the bonds as of June 30, 2019 was $402.3 million (December 31, 2018: $396.8 million), which is 100.6% of their face value (December 31, 2018: 99.2%).

(2) Our short-term and long-term debt and capital lease obligations are recorded at amortized cost in the consolidated balance sheets. The long-term debt is presented gross of deferred financing cost of $8.3 million as of June 30, 2019 (December 31, 2018: $10.8 million).

(3)  Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.

The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to that counterparty by offsetting them against amounts that the counterparty owes to us. We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balances of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of June 30, 2019 and December 31, 2018 would be adjusted as detailed in the following table:

	June 30, 2019			December 31, 2018
(in thousands of $)	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
Total asset derivatives	2,996	(1,684)	1,312	17,617	(3,281)	14,336
Total liability derivatives	(37,108)	1,684	(35,424)	(8,753)	3,281	(5,472)

As of June 30, 2019, we have entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Notional amount	Maturity Dates			Fixed Interest Rates
Interest rate swaps:
Receiving floating, pay fixed	1,743,080	2019	to	2026	1.07%	to	2.90%